SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                 25-Aug-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-21          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Aug-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Aug-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated               25-Aug-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Aug-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin           Rate              Int
 A-1  625,000,000    622,701,415    2,355,466       1.47500%          790,917
 A-2  277,000,000    275,321,932    3,197,993       1.47000%          348,512
 A-3  100,000,000    99,394,199     1,154,510       1.41000%          120,681
A-IO- 465,930,000    463,799,159        0           6.90000%         2,745,928
A-IO-1,149,000,000  1,149,000,000       0           0.00000%             0
A-IO-1,200,000,050  1,195,417,547       0           0.11723%          116,779
 M-1  69,000,000     69,000,000         0           1.90000%          112,892
 M-2  45,000,000     45,000,000         0           3.00000%          116,250
 M-3  18,000,000     18,000,000         0           3.30000%          51,150
 B-1  36,000,000     36,000,000         0           5.10000%          158,100
 B-2  18,000,000     18,000,000         0           5.10000%          79,050
 B-3  12,000,000     12,000,000         0           5.60000%          57,867
  X  1,200,000,050  1,195,417,547       0           1.47000%         2,295,193
  R       50              0             0           1.10000%             0
Total1,200,000,050  1,195,417,547   6,707,970       0.00000%         6,993,319

Class     Loss        Total Dist    Int Short        End Bal
 A-1      N/A         3,146,383         0         620,345,950
 A-2      N/A         3,546,505         0         272,123,939
 A-3      N/A         1,275,191         0          98,239,689
A-IO-     N/A         2,745,928         0         460,679,954
A-IO-     N/A             0             0        1,100,000,000
A-IO-     N/A          116,779          0        1,188,709,578
 M-1      0.00         112,892          0          69,000,000
 M-2      0.00         116,250          0          45,000,000
 M-3      0.00         51,150           0          18,000,000
 B-1      0.00         158,100          0          36,000,000
 B-2      0.00         79,050           0          18,000,000
 B-3      0.00         57,867           0          12,000,000
  X       N/A         2,295,193         0        1,188,709,578
  R       N/A             0             0              0
Total     0.00       13,701,288         0        1,188,709,578


AMOUNTS PER $1,000 UNIT

Class    Cusip           Prin          Int            Total
 A-1  22541Q DP 4    3.76874554    1.26546765      5.03421318
 A-2  22541Q DQ 2    11.54510249   1.25816491     12.80326740
 A-3  22541Q DR 0    11.54510250   1.20681120     12.75191370
A-IO- 22541Q DS 8    0.00000000    5.89343434      5.89343434
A-IO- 22541Q DT 6    0.00000000    0.00000000      0.00000000
A-IO- 22541Q KJ 0    0.00000000    0.09731599      0.09731599
 M-1  22541Q DV 1    0.00000000    1.63611116      1.63611116
 M-2  22541Q DW 9    0.00000000    2.58333333      2.58333333
 M-3  22541Q DX 7    0.00000000    2.84166667      2.84166667
 B-1  22541Q DY 5    0.00000000    4.39166667      4.39166667
 B-2  22541Q DZ 2    0.00000000    4.39166667      4.39166667
 B-3  22541Q EA 6    0.00000000    4.82222250      4.82222250
  X   22541Q EB 4    0.00000000    1.91266084      1.91266084
  R   22541Q DU 3    0.00000000    0.00000000      0.00000000
Total    0.00        0.00000000    0.00000000      0.00000000

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    992.55351923
 A-2  0.00000000    982.39689155
 A-3  0.00000000    982.39689150
A-IO- 0.00000000    988.73211340
A-IO- 0.00000000    957.35422106
A-IO- 0.00000000    990.59127348
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    990.59127348
  R   0.00000000     0.00000000
Total 0.00000000     0.00000000
                       GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance      627,374,200 396,799,560      1,024,173,761
     Scheduled Prin        506,297     322,162            828,459
     Prepays (Incl curt) 1,849,169   4,030,342          5,879,511
     Net Liq Proceeds            0           0                  0
     Loan Purchase               0           0                  0
     Total Prin Rem.     2,355,466   4,352,504          6,707,970
     Net Realized Losses         0           0                  0
Ending Balance         625,018,734 392,447,057      1,017,465,791
Ending Count                 4,650       2,357              7,007

Aggregate End Coll.    743,845,950 444,863,628      1,188,709,578

Ending Overcollateralization Amount                          0.07

Prefunding Account:
Beginning Balance      119,725,303  61,221,975        180,947,278
Subsequent Transfer        898,088   8,805,404          9,703,491
Added to available prin          0           0                  0
Amount in Prefund Acct 118,827,216  52,416,571        171,243,787

Interest Distributions:
Sched Int-Net Serv       3,849,517   2,438,281          6,287,798
Less RAIS                        0           0                  0
Less NPPIS                       0           0                  0
                         3,849,517   2,438,281          6,287,798
Capitalized Interest Account:
Beginning Balance                                       1,454,097
less: Cap Int Requ         449,509     198,286            647,794
less: W/draw Overfund Int Amt to Depositor                171,779
Ending Balance                                            634,523

Servicing Fee              187,702     122,258            309,960
Trustee Fee                  1,412         893              2,304
Credit Risk Manager Fee      8,626       5,456             14,082
LPMI                         8,676       4,601             13,277
Dividend Rewards                 0           0                  0
Excess Servicing Fee        73,704      43,075            116,779
FSA Premium                      0       4,970              4,970

Current Advances as of determination date                 815,492
Outstanding Advances  (end of prior calendar mo)          257,602


Has Ocwen failed the Termination Test?         NO

Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count                Balance
Grp 1     47             5,113,883      7                 997,805
Grp 2     19             2,494,855      4               1,078,363
Total     66             7,608,738     11               2,076,169
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      0                     0
Grp 2      1                42,488
Total      1                42,488
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    4,650         625,018,734
Grp 2    2,357         392,447,057
Total    7,007       1,017,465,791

     Foreclosure
Grp 1    Count              Balance
Grp 2      2               301,829
Total      0                     0
           2               301,829
     Bankruptcy
         Count              Balance
Grp 1      4               436,389
Grp 2      2               371,114
Total      6               807,503

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                    17
Prin Bal of Loans for which Prepay Prems were collected      2,212,496
Current amount of Prepayment Premiums                           79,083

Current Delinquency Rate (60+days)                            0.27155%
Rolling Three Month Delinquency Rate (60+days)                0.14728%

Number of Loans Repurchased                                          0
Principal Balance of Loans Repurchased                               0

Realized Losses incurred during the related Due Period               0
Cumulative Realized Losses since Startup Day                         0

Weighted Average Term to Maturity of Mortgage Loans                346
Weighted Average Gross Coupon of Mortgage Loans               7.74599%
Weighted Average Net Coupon of Mortgage Loans                 7.21124%

Aggregate number of Mortgage Loans in the pool                   7,007

Insured Payment on Class As							   0

Senior Enhancement Percentage                                16.56325%

Net Excess Spread                                             1.80449%

Deposit to Basis Risk Reserve Fund                                  0
Basis Risk Reserve Fund Balance                                 5,000

Interest Rate Cap Account
     Beginning Balance                                              0
     Deposits                                                       0
     Withdrawals                                                    0
     Ending Balance                                                 0

     Target Amount for the preceding Distribution Date     18,000,001


     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee